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                                                                   Exhibit 10.10

                    INFORMATION PROVIDER SERVICES AGREEMENT
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        THIS SERVICES AGREEMENT (hereinafter referred to as the "Agreement") is entered into as of this 1st day of February, 2000, (hereinafter referred to as the "effective date"), by and between CARIBBEAN ENTERTAINMENT INTERNATIONAL, S.A., having its principal office at Bahia de Arena, Casa 19, Main Street, Cabarete, Dominican Republic (hereinafter referred to as "SP") and INTER CAPITAL GLOBAL FUND, LTD., (hereinafter referred to as "IP"), having its principal office at: 1 High Street, St. John, Antigua.

                                  BACKGROUND

        SP has developed a number of internet services relating to coordination, delivery, pick up, server installation, licensing fee and hosting of internet gaming services, as well as other services also described below.

        SP and IP desire to enter into an Agreement to document the terms and conditions under which IP may utilize the services and systems of SP for the provisions of offshore gamings and wagering as referred to in the Internet Gaming License issued by the government of the Dominican Republic.

        In consideration of the mutual covenants hereinafter set forth, the receipt and sufficiency of which is hereby acknowledged, the parties intending to be legally bound hereby covenant and agree as follows:

        SP Services: SP will provide to IP the services more specifically
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described below in accordance with the terms and





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conditions of this Agreement, with the understanding that IP shall provide offshore games of chance and wagering as referred to in the Internet Gaming License issued by the government of the Dominican Republic:

        1. Coordination of delivery, pick up, customs clearance of any servers needed (customs duty to be billed separately).

        2.  Server installation and set up.

        3.  Project coordination.

        4.  Related legal documents.

        5. The conditional transfer of shares, control and ownership of the entity known as 21 del Notre, S.A., being a company which is the beneficial owner of a properly authorized gaming license held in the Dominican Republic.

The parties agree that the initial fee paid upon the signing of this Agreement shall be Twenty Thousand and 00/100 Dollars, U.S., ($20,000.00) which will incorporate the above services.

        License Fee and Hosting: SP will host the properly transferred ownership
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license for IP on the following terms and conditions, with the fee being Ten
Thousand and 00/100 Dollars, U.S., ($10,000.00) per month. Included in that fee is:

        1. Twenty-four (24) hour, seven (7) days a week multi-lingual hardware support.
        2. The technician will handle all on site upgrades and server maintenance.

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3.  As much as needed kbs (shared line) per OGS system (additional bandwidth is available at an additional charge of One Thousand Five Hundred and 00/100 Dollars, U.S. ($1,500.00) as much as needed kbs of bandwidth or any part thereof).

4. A total of three (3) OGS casinos. (Each additional casino shall be an additional Two Thousand and 00/100 Dollars, U.S. ($2,000.00) per month.)
5.  Secure office environment to house the servers.
6.  Proprietary CEI FirewallTM license.

          Fees and Expenses:  IP agrees to pay for the services at the rates set
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forth above, in accordance with the terms and conditions of this Agreement.  The hosting and licensing fees shall be due in advance on the 1st day of each and every month for the month following the payment of that fee. These monthly fees shall be prorated for any partial month. In addition, IP agrees to pay a use tax imposed by the government of the Dominican Republic for all services rendered. This use tax is presently seventeen (17%) percent of the total monthly billing.

          21 del Notre, S.A.:  In order for SP to provide IP with a valid
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Internet Gaming License, it is necessary to transfer the shares, control and ownership of the entity 21 del Notre, S.A. to IP. Although SP has transferred ownership of 21 Del Notre, S.A. to IP, the payments pursuant to this Agreement shall be made to SP for this company and licenses stated above. SP will be responsible for making any and all payments to the government of the Dominican

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Republic.  Should IP terminate this Agreement for any reason other than cause as described in herein, then IP will immediately assign, relinquish ownership of and turn over control and ownership of the entity 21 del Notre, S.A. to SP. IP will sign documents to be held by SP to effectuate that transfer at the time of signing this Agreement in the form of valid Powers of Attorney to allow that transfer to take place.

            Should SP cease to operate permanently, then IP will retain the ownership interest in 21 del Notre, S.A.

          Because the parties have agreed that payment is of the essence, SP reserves the right to have access to all games at any time that the hosting, late fees, or the licensing fees are not paid immediately upon being due. IP shall have ten (10) days to pay all fees due so that it complies with the required amounts. Any payment received after the tenth day of any month will require an additional late fee of fifteen (15%) percent of that payment.

          Rights to Operate:  SP may grant additional rights to operate to third
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parties for the purposes of exploiting games of chance via the internet and telephone service lines under its license during and after the term of this Agreement.

          Hardware Support:  As listed in the services, SP shall provide twenty-
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four (24) hours a day, seven (7) days a week hardware support.  SP will insure that the continual operation of IP's servers. Should IP's servers go down, SP will have all service up and running within one (1) hour after notification of such down time if reasonably practicable. Unless the service has crashed and


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SP is unable to replace parts for the specific machine supplied by IP, in such case, SP will use its best efforts to locate the replacement of parts and have them delivered by the fastest means possible. Because IP is providing the hardware, SP has no control over that hardware. SP also has no control over the telephone lines, and should there be a technical problem with the telephone lines, SP will use its best efforts to have the lines repaired. SP has been notified by its telephone line carrier that any problems with the lines will be fixed within six (6) hours and SP and IP agree that SP is at the beck and call of the telephone line carrier.

            Technical Support:  Technical support is available on the following
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telephone numbers:


                1. Monday through Saturday from 9:00 a.m. until 5:00 p.m.
        (809) 571-0252.

                2.  All other hours, (809) 383-9150 or (809) 383-6160.

     Confidentiality:  During the course of performance of this Agreement each
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party may disclose to the other certain business technology, research, customer, pricing and/or business information, formulas or procedures which the disclosing party considers to be, and treats, as confidential or proprietary information. Each party shall maintain the other party's confidential information in confidence, shall protect it with a reasonable level of protection which shall be not less than the same degree of protection which it uses to protect its own

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confidential information, shall not disclose to any third party without prior written approval, and shall use it for the sole purpose of performing under this Agreement. Each party shall be responsible for the actions of its employees, consultants and contractors, with respect to confidential information from the other party. At the conclusion of this Agreement, each party shall either return the other parties confidential information in its possession, including all copies, or shall, at the other parties direction, destroy the other parties confidential information, including all copies and certify destruction to the other party.

          For the purposes of this section, confidential information does not include information in the public domain at the time of disclosure or information that is independently developed by the receiving party without reference to the disclosing party.

          This confidentiality agreement shall be in full force and effect for the entire term of this Agreement and for as long thereafter as the confidential information does not make it to the public domain or enter the public domain through no fault of either party.

          In addition, neither party shall disclose the terms and conditions of this Agreement to any third party without the other party's written consent
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which consent shall not be withheld or delayed unreasonably.

          Term and Termination:  This Agreement shall be for a term of five (5)
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years and shall terminate upon the earlier of the following occurrences:

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     party feels that there is a substantial default in the provisions of this
     Agreement. However, prior to termination, it must serve in writing to the other party thirty (30) days prior to the effective date of termination, its intent to terminate and the reasons therefore and give the defaulting party thirty (30) days to cure the default.

                3. Five (5) years after the effective date of this Agreement. The parties agree that this Agreement will automatically re-new annually, however, the minimum monthly fees must be re-negotiated subsequent to the terms of the five (5) year Agreement.

                4. If either party is in default or grossly negligent in the performance of its duties or obligations under this Agreement, or declares voluntary bankruptcy or involuntary bankruptcy is forced on either of the parties, or declares a state of succession of payments or enters into an arrangement for the benefit of creditors or into a court sanctioned moratorium on payments then this Agreement may be terminated by SP or IP, with proper notification, as outlined above.

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     Indemnification:  IP shall indemnify and hold SP, its affiliates,
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directors, employees, officers, agents, licensors, harmless from any and all claims, demands, actions, liabilities, damages, obligations, costs and expenses, including attorney's fees and experts fees arising from the breach of this Agreement or from SP's own negligence.

     Force Majeure:  Both parties agree that neither party shall in any way be
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responsible for failure to perform hereunder due to force majeure which shall include, but not be limited to, fires, floods, riots, strikes, power failures, labor disputes, freight embargoes, transportation delays, acts of vendors and suppliers, concealed acts of workmen, alteration of domestic or international rules and regulations, disconnection from the service lines, or any other cause which is beyond the reasonable control of either party. If force majeure shall occur, the affected party shall promptly give notice thereof to the other party and use the best efforts to cure or correct such event of force majeure. Any party hereto may, during the period of shortage or delay due to any such cause, prorate its supply and/or payment in such a manner as deemed equitable to the judgment of each party.

     Any delay in the performance of any of the duties or obligations of either party herein (except the payment of money owed) shall not be considered a breach of this Agreement and at the time required performance shall be extended for period equal to the period of such delay provided that such delay has been caused by or is the result of any acts of God, acts of public enemy,

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insurrections, riots, embargoes, labor disputes, including strikes, lockouts, job actions or boycotts, computer or device malfunctions beyond SP's reasonable control, suspension or disruption of services of the internet, any internet or common communication carrier, any explosion or flood. The parties so effected shall give prompt notice to the other party of such cause and shall take whatever steps are reasonably necessary to relieve the effects of the cause as rapidly as possible.

     Default:  As previously described in the event either party is in default
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of any of the major provisions of this Agreement, the non-defaulting party may give thirty (30) days written notice to the defaulting party and upon continuation of the breach of the defaulting party, immediately terminate the provisions of the service and terminate this Agreement. The defaulting party shall immediately cease the activities relating to this Agreement upon receiving that notice in writing.

     Binding Decisions of SP:  IP understands and agrees that SP may from time
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to time make certain decisions with respect to the services being provided and as long as those decisions do not substantially alter the nature of the services contemplated in this Agreement, SP shall have the right to make those decisions which shall be final and binding and will give notice to IP of those decisions by telephone, to be confirmed in writing.

     Governing Law: In the event of litigation, the choice of venue and applicable law under which this Agreement is to be construed shall be at the sole and complete discretion of SP.

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While this provision seems broad, IP agrees that based on the nature of the services provided and the area in which the parties operate, all issues regarding to subject matter of the license as referred to in this Agreement, shall be construed and enforced with the laws and the venue at the choice of SP. Each party hereby expressly designates its respective signatory of this Agreement as an authorized agent on which any and all legal process may be served in any action, suit or proceeding brought pursuant to this Agreement.

     Notices:  All notices and requests in connection with this Agreement shall
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be deemed given as they are received if given by either messenger, delivery service, or by mail, postage prepaid, certified or registered, and addressed as set forth in the signature page hereof, or to such other address as the parties so designate by written notice to each party. Notice shall be deemed to have been given or made as of the date so delivered, if delivered personally.

     No Third Party Beneficiaries:  This Agreement is for the sole and exclusive
     ----------------------------
benefit of SP and IP. It shall not be deemed to be for the direct or indirect benefit of any other customer, person, institution, or corporation and the customers of IP shall not be deemed to be third party beneficiaries of this Agreement or to have any contractual relationship with SP or IP by any reason of this Agreement.

     Waiver:  The failure of any party to exercise any right hereunder or to
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insist upon strict compliance by the other party

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shall not constitute a waiver of either parties rights to demand strict compliance with the terms and conditions of this Agreement.

     Assignment:  IP may not assign or transfer its rights or obligations under
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this Agreement without the prior written consent of SP.  A change of ownership of over fifty (50%) percent of the voting stock or interest in IP, shall be deemed an assignment hereunder. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon all parties and their respected permitted successors and assigns, however, any attempted assignation or transfer without the express consent of SP shall be null and void.

     Amendment:  This Agreement may be amended only in writing and signed by
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both parties.

     Entire Agreement:  This Agreement constitutes the entire Agreement between
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the parties as to the subject matter hereof and supersedes all or contemporaneous agreements, negotiations, representations, and proposals, both written and oral.

     Notices:  Any notice, communications, request, instruction or other
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document required or permitted hereunder shall be given in writing, either delivered in person or by courier, Federal Express, or telegram, and delivered as follows:

     If to SP:   Bahia de Arena, Casa 19, Main Street, Cabarete,
       Dominican Republic.


     If to IP:
              ----------------------------------------------------

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     IN WITNESS WHEREOF, this Agreement has been executed by each of the parties hereto, on the date first above written.


Witnesses:                             CARIBBEAN ENTERTAINMENT
                                       INTERNATIONAL, S.A.
                                       (SP)

                                       By:
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Signature                                  Signature

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Printed                                Printed and Title

---------------------------------
Signature
                                         (Corporate Seal)
---------------------------------
Printed

                                       INTER CAPITAL GLOBAL FUND, LTD.
Witnesses:                             (IP)

/s/ Laureen Lee Dunn                   By: /s/ Sandy J. Masselli, Jr.
---------------------------------         ------------------------------
Signature                                   Signature

Laureen Lee Dunn                       Chairman/CEO
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Printed                                Printed and Title

/s/ Hannah Knueppel
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Signature                              (Corporate Seal)

Hannah Knueppel
---------------------------------
Printed



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